Exhibit 10.9

SECURITY AGREEMENT

(Occupied Home Facility)

THIS SECURITY AGREEMENT (OCCUPIED HOME FACILITY) (this “Agreement”) is made as of December 24, 2020, by and between GVEST HOMES I LLC, a Delaware limited liability company, having its principal place of business at 136 Main Street, Pineville, North Carolina 28314 (“Borrower”), and CAMARGO INVESTMENTS III, LLC, a Delaware limited liability company, having its principal place of business at PO Box 896 Beverly Shores, Indiana 46301 (“Lender”).

W I T N E S S E T H:

WHEREAS, this Agreement is given in connection with a loan in the maximum principal sum of up to $20,000,000.00, as evidenced by that certain Loan Agreement (Occupied Home Facility), of even date herewith (the “Loan Agreement”), between Borrower and Lender. All capitalized terms used herein which are not defined herein shall have the respective meanings assigned to them in the Loan Agreement. The indebtedness of Borrower to Lender is further evidenced by the Note and the other Loan Documents.

NOW, THEREFORE, in consideration of the debt evidenced by the Loan Documents and to secure the payment of the Debt, and the performance of the covenants and agreements herein contained, by Borrower to be performed, and also in consideration of the sum of One Dollar ($1.00) in hand paid, the receipt whereof is hereby acknowledged, and other than Excluded Property (as defined below), Borrower does by these presents grant and convey unto Lender and its successors and assigns, a security interest pursuant to the UCC (as defined below) in all right, title and interest of Borrower in and to the following, whether now owned or existing or hereafter arising or acquired, regardless of where any such assets and property are located (collectively, the “Collateral”):

a. the manufactured housing units described on the attached Schedule 1, as may be amended from time to time in accordance with the provisions of the Loan Agreement (collectively, the “Homes”);

b. all Accounts, all Inventory, all Equipment, all General Intangibles, and all Investment Property as such terms are defined in the UCC, including, without limitation, all goods, accounts, investment property, general intangibles, deposit accounts, instruments, chattel paper (including tangible chattel paper and electronic chattel paper), documents, domain names, securities, money, cash, letters of credit, letter-of-credit rights, promissory notes, warrants, dividends, distributions, the commercial tort claims, if any, contracts, agreements, contract rights and other property owned by Borrower or in which Borrower has any right or interest, including those which are now or hereafter in the possession or control of Lender or in transit by mail or carrier to or in the possession of any third party acting on behalf of Lender, without regard to whether Lender received the same in pledge, for safekeeping, as agent for collection or transmission or otherwise or whether Lender had conditionally released the same, all rights to payment from, and all claims against Lender, leases, lease contracts, lease agreements, and proceeds of a letter of credit; and

c. without limiting the description of the property or any rights or interests in the assets and property described above in this definition of Collateral, all supporting obligations; and

d. all products and cash proceeds and noncash proceeds (including all rents, revenues, issues, and profits arising from the sale, lease, license, encumbrance, collection, or any other temporary or permanent disposition of any and all of the assets and property described above in this definition of Collateral or any interest therein) of any and all of the assets and property described above in this definition of Collateral, and all additions, accessions, attachments, parts, appurtenances and improvements to, replacements and substitutions of, and all supporting obligations for, guaranties of, insurance or condemnation proceeds of, and documents covering, the assets and property described above in this definition of Collateral, all sales of Accounts, all tort or other claims against third parties arising out of damage or destruction of property described above in this definition of Collateral, and all property received wholly or partly in trade or exchange for property described above in this definition of Collateral

(the security interest created by this Agreement in the Homes and other collateral described in the foregoing paragraphs a, b, c, and d (collectively, the “Collateral”) is referred to herein as the “Security Interest”).

TO HAVE AND TO HOLD the same unto Lender, its successors and assigns, for the purposes and uses herein set forth.

1. Definitions. The following terms have the meanings set forth below:

“Excluded Property” means any permit, license, lease or contractual agreement entered into by Borrower (A) that prohibits or requires the consent of any Person other than Borrower and its Affiliates (as such terms are defined in the Loan Agreement) as a condition to the creation by Borrower of a Lien (as defined in the Loan Agreement) on any right, title or interest in such permit, license, lease or contractual agreement, or (B) to the extent that any law applicable thereto prohibits the creation of a Lien thereon, but only, with respect to the prohibition in (A) and (B), to the extent such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by (collectively, the “General Restriction Exclusions”) the UCC or any other applicable law or principles of equity

“Permitted Lien” means the Security Interest and any Lien permitted under Section 5.02(b) of the Loan Agreement.

“UCC” means the Uniform Commercial Code as adopted and in force in the State of New York, as amended, revised or replaced from time to time. In the event the meaning of any term defined in the UCC is amended after the date of this Agreement, the meaning of such term as used in this Agreement shall be that of the more encompassing of: (i) the definition contained in the UCC prior to the amendment; and (ii) the definition contained in the UCC after the amendment.

2. Representations, Warranties and Agreements. Borrower hereby represents, warrants and agrees as follows:

(a) Title. Borrower (i) has good and marketable title to each Home and all other Collateral as of the date hereof, free and clear of all Liens other than Permitted Lien and Permitted Encumbrances, (ii) will keep all Collateral now owned or hereafter acquired free and clear of all Liens other than Permitted Lien and Permitted Encumbrances, and (iii) will warrant and defend the title to each Home and every part thereof and all other Collateral against the claims of all Persons as arising by, through or under Borrower, subject only to the Permitted Lien and Permitted Encumbrances. Borrower will not sell or otherwise dispose of any Homes or any other Collateral or any interest therein without the prior written consent of Lender, except as otherwise permitted pursuant to the terms of the Loan Agreement.

(b) Legal Name; Jurisdiction; Chief Executive Office; Organizational Identification Number. Exhibit A attached hereto sets forth Borrower’s correct legal name, jurisdiction of organization, chief executive office, organizational identification number issued by its jurisdiction of organization, and federal employer identification number. Borrower has only one state of incorporation or organization. Borrower will not change its name, jurisdiction of organization or chief executive office except in accordance with the Loan Agreement.

(c) Evidences of Title. Except as otherwise set forth in the Loan Agreement, Borrower will promptly (upon receipt) deliver to Lender the original title certificates for each Home (to the extent the same are not already on the possession of Lender), together with a duly executed Power of Attorney. Borrower shall hold all such title certificates in trust for the benefit of Lender until the same are delivered to Lender (to the extent the same are not already on the possession of Lender).

3. Miscellaneous Covenants. All of the representations, warranties, covenants and terms in the Loan Agreement are incorporated herein by reference. Throughout the term of this Agreement, Borrower will not amend or terminate any financing statement naming Lender as secured party except upon written prior authorization of Lender. No Collateral may be transferred or relocated unless expressly permitted in the Loan Agreement.

4. Event of Default. An Event of Default as defined in the Loan Agreement shall constitute an “Event of Default” under this Agreement. At any time during the continuance of an Event of Default under the Loan Documents, Lender may exercise any one or more of the following rights and remedies: (a) declare all unmatured Debt to be immediately due and payable, and the same shall thereupon be immediately due and payable, without presentment or other notice or demand; (b) exercise and enforce any or all rights and remedies available upon default to a secured party under the UCC, including but not limited to the right to take possession of any Collateral, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which Borrower hereby expressly waives), and the right to sell, by private or public sale as permitted by the UCC, lease, license or otherwise dispose of any or all of the Collateral, and in connection therewith, Lender may require Borrower to make the Collateral available to Lender at a place to be designated by Lender which is reasonably convenient to all applicable parties, and if notice to Borrower of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 5 Error! Reference source not found.) at least ten (10) calendar days prior to the date of intended disposition or other action; and (c) exercise or enforce any or all other rights or remedies available to Lender by law or agreement against the Collateral, against Borrower or against any other Person or property.

5. Notices. All notices, consents, approvals and requests required or permitted hereunder or under any other Loan Document shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, return receipt requested or (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, addressed as follows (or at such other address and Person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section):

If to Lender:

Camargo Investments III, LLC

19 South Great Water Avenue

Beverly Shores, Indiana 46301

Attention: Adam Peterson

If to Borrower:

GVEST HOMES I LLC

See Address in preamble

A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; or in the case of expedited prepaid delivery and telecopy, upon the first attempted delivery on a Business Day.

6. Waiver; Cumulative Remedies. This Agreement can be waived, modified, amended, terminated or discharged, and the security interest can be released, only in accordance with the express provisions of the Loan Agreement. A waiver signed by Lender shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of Lender’s rights or remedies. To the extent permitted by law, all rights and remedies of Lender shall be cumulative and may be exercised singularly or concurrently, at Lender’s option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other.

7. Binding Effect. This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns and shall take effect when signed by Borrower and delivered to Lender. Borrower waives notice of Lender’s acceptance hereof.

8. Severability. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby.

9. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

10. Miscellaneous. This Agreement may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by Borrower and Lender.

11. Governing Law. For purposes of governing law, this Agreement has been delivered at and shall be deemed to have been made in New York, New York and this Agreement shall be governed by and construed in accordance with the provisions of Section 9.03 of the Loan Agreement.

12. Jurisdiction, Etc. Borrower irrevocably (i) agrees that any suit, action or other legal proceeding arising out of or relating to this Agreement may be brought in a court of record in New York County in the State of New York or in the courts of the United States located in such state, (ii) consents to the jurisdiction of each such court in any suit, action or proceeding, (iii) waives any objection which it may have to the laying of venue of any such suit, action or proceeding in any such courts and any claim that any such suit, action or proceeding has been brought in an inconvenient forum, and (iv) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 24 shall affect the right of the Lender to serve legal process in any other manner permitted by law or affect the right of the Lender to bring any action or proceeding against the Borrower or its property in the courts of other jurisdictions.

13. WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF, BASED ON OR PERTAINING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT TO WHICH BORROWER IS A PARTY.

14. Recording. Neither this Agreement nor any memorandum hereof shall be recorded in any real estate records.

15. Loan Agreement Controls. In the event of any conflict between the provisions of the Loan Agreement and the provisions of this Agreement, the provisions of the Loan Agreement shall govern and control.

[Signature page follows]

IN WITNESS WHEREOF, Borrower has caused this Security Agreement to be duly executed by its duly authorized representatives, all as of the day and year first above written.

BORROWER:

GVEST HOMES I LLC,
a Delaware limited liability company

By:	/s/ Raymond M. Gee
Name:	Raymond M. Gee
Its:	Manager

STATE OF	North Carolina	)
		)	SS.
COUNTY OF	Mecklenburg	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DOES HEREBY CERTIFY that Raymond M. Gee, the Manager of Gvest Homes I LLC, a Delaware limited liability company, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said company, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 21 day of December, 2020.

/s/ Janalyn M Bailey
Notary Public

My Commission Expires: 03/25/2024

JANALYN M BAILEY Notary Public - North Carolina Mecklenburg Country My Commission Expires Mar 25, 2024

[Signature Page to Security Agreement]

Schedule 1

Description of Homes

Attached following this page.

Sch. 1

Resident Last Name	Resident First Name	Community	Address	Site Number	City	State	Zip Code	Home Rent	Site Rent	THC	Model Year	Manufacturer	Model	VIN#	Width	Length	DW/SW	Total Allocated Loan
							Totals	$464.79	$414.36	$879.15	1994				14	70	986	1,568,000.00
Enriquez-Mauricio	Merced	Crestview MHP LLC	1 Leisure Lane	1	Flat Rock	NC	28726	340.00	$425.00	765	1994	Hort MH		H103479G	14	70	S	13,217.14
Rock	Sabrina	Crestview MHP LLC	2 Leisure Lane	2	Flat Rock	NC	28726	340.00	$425.00	765	1999	Norr Winchester		NO1025427TN	14	66	S	13,217.14
Avellaneda	Mercedalia	Crestview MHP LLC	5 Leisure View	5	Flat Rock	NC	28726	505.00	$425.00	930	1995	Oakw MH		HONC38014CK3307540	14	80	S	19,631.34
Gonzalez	Jesus	Crestview MHP LLC	7 Leisure Lane	7	Flat Rock	NC	28726	525.00	$425.00	950	1996	Kirk MH		13834484	14	76	S	19,040.94
Pimentel Damian	Carlos	Crestview MHP LLC	9 Leisure Lane	9	Flat Rock	NC	28726	425.00	$425.00	850	1998	Oakw MH		HONC03315108	14	70	S	16,521.42
Smith Villers	Linda	Crestview MHP LLC	10 Leisure Lane	10	Flat Rock	NC	28726	390.00	$425.00	815	1995	Norr			14	76	S	15,160.83
Garcia	Anabertha	Crestview MHP LLC	14 Leisure View	14	Flat Rock	NC	28726	425.00	$425.00	850	1996	Oxfo		OHC004972NC	14	76	S	16,521.42
Smith	James	Crestview MHP LLC	17 Leisure View	17	Flat Rock	NC	28726	490.00	$425.00	915	1999	Norr		NO1024627TN	14	76	S	18,654.91
Martinez Ramirez	Edwardo	Crestview MHP LLC	18 Leisure View	18	Flat Rock	NC	28726	490.00	$425.00	915	2000	Clay		CWP007052TN	14	80	S	19,048.23
Diaz Torres	Carlos Richard	Crestview MHP LLC	19 Leisure View	19	Flat Rock	NC	28726	490.00	$425.00	915	1996	Spri MH		8Y140975I	14	80	S	17,024.55
Perez	Geovanni	Crestview MHP LLC	21 Leisure Lane	21	Flat Rock	NC	28726	525.00	$425.00	950	1996	Flee Edge		NCFLT41A45178EW12	14	70	S	19,019.56
Duncan	Carroll	Crestview MHP LLC	23 Leisure Lane	23	Flat Rock	NC	28726	490.00	$425.00	915	1994	Ceda		80141068G	14	80	S	19,048.23
Sollenberger	Joshua	Crestview MHP LLC	24 Leisure Lane	24	Flat Rock	NC	28726	340.00	$425.00	765	1996	Oakw Clayton		16L06632	14	72	S	13,217.14
Flores Gallegos	Jose	Crestview MHP LLC	29 Leisure Lane	29	Flat Rock	NC	28726	340.00	$425.00	765	1998	Norr		N01024073TN	14	66	S	13,217.14
Moore	Brittanie	Crestview MHP LLC	35 Leisure Lane	35	Flat Rock	NC	28726	490.00	$425.00	915	1996	Kent Giles		GI16385	14	76	S	19,048.23
Cruz	Maria	Crestview MHP LLC	37 Leisure Lane	37	Flat Rock	NC	28726	340.00	$425.00	765	1996	Redm		13833323	14	76	S	13,217.14
Ramos	Andrew	Crestview MHP LLC	39 Leisure Lane	39	Flat Rock	NC	28726	340.00	$425.00	765	1996	Coug General		GMHGA245959092	14	76	S	13,217.14
Plott	Casey	Crestview MHP LLC	42 Leisure Lane	42	Flat Rock	NC	28726	340.00	$425.00	765	1993	Clay		CLM055926TN	14	66	S	13,217.14
Coutino Ramos	Izeth	Crestview MHP LLC	44 Leisure Lane	44	Flat Rock	NC	28726	490.00	$425.00	915	1996	Will MH		NO1021848TN	14	80	S	19,048.23
Gilliland	Amy	Crestview MHP LLC	45 Leisure Lane	45	Flat Rock	NC	28726	340.00	$425.00	765	1992	Free		HONC57014CK2514409	14	66	S	13,217.14
Sanchez Cortez	Jose	Crestview MHP LLC	49 Leisure Lane	49	Flat Rock	NC	28726	490.00	$425.00	915	2000	Redm		13847737	14	80	S	18,611.45
Jennings	Joseph	Crestview MHP LLC	51 Leisure Lane	51	Flat Rock	NC	28726	340.00	$425.00	765	1996	Pion		PH1305GA8986	14	76	S	13,217.14
Bulow	Kristina	Crestview MHP LLC	53 Leisure Lane	53	Flat Rock	NC	28726	365.00	$425.00	790	1995	Coro		NCFLR41A32927CV12	14	70	S	14,188.98
Ramirez-Trejo	Cristal	Crestview MHP LLC	54 Leisure Lane	54	Flat Rock	NC	28726	340.00	$425.00	765	1995	Ceda		80140750H	14	80	S	13,217.14
Castillo	Dalvina	Crestview MHP LLC	55 Leisure Lane	55	Flat Rock	NC	28726	405.00	$425.00	830	1995	Mead Skyline		2N140502H	14	70	S	15,743.94
Corral Perez	Anayely	Crestview MHP LLC	57 Leisure Lane	57	Flat Rock	NC	28726	540.00	$425.00	965	1996	Redm MH		13834268	14	80	S	20,785.85
Slydell	Jellisha	Crestview MHP LLC	61 Leisure Lane	61	Flat Rock	NC	28726	375.00	$425.00	800	1989	Palm		PH113193	14	70	S	14,577.72
Trejo-Mejia	Consuelito	Crestview MHP LLC	63 Leisure Lane	63	Flat Rock	NC	28726	340.00	$425.00	765	2002	Clay		CWP010974TN	14	70	S	13,217.14
Laughter	Corrine	Crestview MHP LLC	65 Leisure Lane	65	Flat Rock	NC	28726	490.00	$425.00	915	1996	Flee		NCFLT41A45181EW12			S	16,724.75
Muniz Mendoza	Maria De Lourdes	Crestview MHP LLC	66 Leisure Lane	66	Flat Rock	NC	28726	490.00	$425.00	915	1999	REDM		13845816	14	80	S	19,048.23
Hougan	Christopher	Crestview MHP LLC	67 Leisure Lane	67	Flat Rock	NC	28726	525.00	$425.00	950	1998	Flee		VAFLW19A48679SB12	14	80	S	18,866.76
Perez	Isreal	Crestview MHP LLC	69 Leisure Lane	69	Flat Rock	NC	28726	490.00	$425.00	915	2001	Oakw		HONC03321635	14	66	S	19,048.23
Rodriguez-Castaneda	Gloria	Crestview MHP LLC	72 Leisure Lane	72	Flat Rock	NC	28726	490.00	$425.00	915	1991	Clay		CLM051009TN	14	66	S	19,048.23
Johnson	Dante	Crestview MHP LLC	77 Leisure View	77	Flat Rock	NC	28726	290.00	$425.00	715	1998	Flee		VAFLV19A48478SB12	14	76	S	5,143.76
Worthy	Devin	Crestview MHP LLC	78 Leisure Lane	78	Flat Rock	NC	28726	490.00	$425.00	915	1996	Redm		13834246	14	52	S	19,048.23
Flores-Salas	Maria	Crestview MHP LLC	79 Leisure View	79	Flat Rock	NC	28726	340.00	$425.00	765	1996	Redman		13834942	14	70	S	13,217.14
Gonzalez	Victor	Crestview MHP LLC	80 Leisure View	80	Flat Rock	NC	28726	340.00	$425.00	765	1998	Kent		GI19616	14	70	S	13,217.14
Burrell	Tammy	Crestview MHP LLC	84 Leisure Lane	84	Flat Rock	NC	28726	490.00	$425.00	915	1996	Norr		NO1021208TN	14	70	S	19,019.56
Arboleda	Wences	Crestview MHP LLC	87 Leisure Lane	87	Flat Rock	NC	28726	490.00	$425.00	915	1998	Redm		13841924	14	70	S	19,048.23
Waldrop	John	Crestview MHP LLC	88 Leisure Lane	88	Flat Rock	NC	28726	490.00	$425.00	915	1997	Flee Vogu		NCFLV41A38096VL13	14	76	S	19,048.23
Gomez	Deysi	Crestview MHP LLC	89 Leisure View	89	Flat Rock	NC	28726	490.00	$425.00	915	2001	Redm		13848236	14	70	S	19,048.23
VanDeVoorde	Jay	Crestview MHP LLC	91 Leisure View	91	Flat Rock	NC	28726	490.00	$425.00	915	2001	Clay		CLM077257TN			S	19,048.23
Kichton	Charlotte	Crestview MHP LLC	94 Leisure View	94	Flat Rock	NC	28726	340.00	$425.00	765	1987	Palm		PH140189	14	76	S	13,217.14
Rutledge	Johnathon	Crestview MHP LLC	95 Leisure Lane	95	Flat Rock	NC	28726	490.00	$425.00	915	1998	Clar Fleetwood		VAFLJ19A22904CM	14	70	S	19,040.94
King	Edward	Crestview MHP LLC	96 Leisure View	96	Flat Rock	NC	28726	540.00	$425.00	965	1996	Flee Edge		CWP003704TN	14	70	S	18,866.76
Santillan	Shannon	Crestview MHP LLC	98 Leisure View	98	Flat Rock	NC	28726	490.00	$425.00	915	1998	Clay		HONC03318224	14	76	S	19,048.23
Robinson	Tara	Crestview MHP LLC	99 Leisure View	99	Flat Rock	NC	28726	490.00	$425.00	915	1998	Redm		13842472	14	70	S	17,025.03
Arroyo	Kelly	Crestview MHP LLC	100 Leisure View	100	Flat Rock	NC	28726	490.00	$425.00	915	1995	Flee Vogu		NCFLR41A32359VO	14	76	S	19,048.23
Waddell	Annie	Crestview MHP LLC	101 Leisure View	101	Flat Rock	NC	28726	425.00	$425.00	850	1997	Clay		CLM066825TN			S	16,521.42
Lassiter	Breck	Crestview MHP LLC	105 Leisure View	105	Flat Rock	NC	28726	490.00	$425.00	915	1996	Kent Giles		GI16732	14	76	S	19,048.23
Barcena Guerrero	Victorino	Crestview MHP LLC	107 Leisure View	107	Flat Rock	NC	28726	490.00	$425.00	915	2000	REDM		13847827	14	80	S	19,048.23
Robles	Abriana	Crestview MHP LLC	110 Leisure View	110	Flat Rock	NC	28726	490.00	$425.00	915	1997	Norr		NO10222922TN	14	76	S	19,048.23
Summey	Samuelle	Crestview MHP LLC	112 Leisure View	112	Flat Rock	NC	28726	490.00	$425.00	915	2000	Redm		13846026	14	80	S	19,048.23
Gomez Hernandez	Enrique	Crestview MHP LLC	92 Crest Hill Road	92 Crest	Flat Rock	NC	28726	490.00	$425.00	915	1999	Redm		13845473	14	80	S	19,048.23
Shipley	Hope	Maple Hills MHP LLC	15 Maple Hill Circle	2	Mills River	NC	28759	425.00	400.00	825	1980	Pace		ALFRC0206541A	14	70	S	16,521.42
Dorta	Luis	Maple Hills MHP LLC	29 Maple Hill Circle	4	Mills River	NC	28759	525.00	400.00	925	1991	Oakwood		HONC27214CK2224480	14	70	S	20,408.81
Tinsley	Robert	Maple Hills MHP LLC	54 Maple Hill Circle	5	Mills River	NC	28759	275.00	400.00	675	2009	SCTB		SBHGA1120903971	14	66	S	10,690.33
Chavez	Kassidy Jane	Maple Hills MHP LLC	135 Maple Hill Circle	6	Mills River	NC	28744	500.00	400.00	900	2000	Redman		13847821	14	76	S	17,110.78
Ordonez	Marcelo	Maple Hills MHP LLC	128 Maple Hill Circle	7	Mills River	NC	28738	450.00	400.00	850	1992	Hort		H97963G	14	60	S	13,636.48
Vasarella	Larry	Maple Hills MHP LLC	146 Maple Hill Circle	9	Mills River	NC	28742	375.00	400.00	775	1990	King		MY908872K	14	72	S	14,577.72
Vasil	Jerad	Maple Hills MHP LLC	161 Maple Hill Circle	10	Mills River	NC	28759	450.00	400.00	850	1990	Summ		H78486G	14	70	S	13,636.48
Jacquez	Luis	Maple Hills MHP LLC	173 Maple Hill Circle	12	Mills River	NC	28756	475.00	400.00	875	1987	Kirk		13814662	14	70	S	18,465.12
Dean	Jacob	Maple Hills MHP LLC	15 Maple Tree Court	17	Mills River	NC	28759	400.00	400.00	800	1987	Glen		16L02542	14	70	S	14,927.03
Ralios	Isabel	Maple Hills MHP LLC	239 Maple Hill Circle	18	Mills River	NC	28759	575.00	400.00	975	1996	Sadd		VAFLK19A43945SV19	16	63	S	15,566.65
Lively	Mitzie	Maple Hills MHP LLC	23 Maple Tree Court	19	Mills River	NC	28759	550.00	400.00	950	2000	Clayton		CWp008449TN	14	56	S	17,110.78
Hinson	Lisa	Maple Hills MHP LLC	246 Maple Hill Circle	21	Mills River	NC	28759	475.00	400.00	875	1992	Vogu		NCFLN41A23171VO	14	70	S	16,086.59
Erwin	Linda	Maple Hills MHP LLC	257 Maple Hill Circle	22	Mills River	NC	28759	500.00	400.00	900	1989	Clayton		CLM046453TN	14	70	S	12,842.03
Feher	Cameron	Maple Hills MHP LLC	147 Maple View Drive	25	Mills River	NC	28759	575.00	400.00	975	1981	Rich		N50898	14	64	S	22,352.51

Sch. 2

Resident Last Name	Resident First Name	Community	Address	Site Number	City	State	Zip Code	Home Rent	Site Rent	THC	Model Year	Manufacturer	Model	VIN#	Width	Length	DW/SW	Total Allocated Loan
							Totals	$464.79	$414.36	$879.15	1994				14	70	986	1,568,000.00
Meister	Michelle	Maple Hills MHP LLC	139 Maple View Drive	27	Mills River	NC	28759	600.00	400.00	1,000	2008	SCTB		SBHGA1280702708	14	66	S	18,012.20
Bates	Richard	Maple Hills MHP LLC	289 Maple Hill Circle	28	Mills River	NC	28755	425.00	400.00	825	1995	Oakwood		HONC05524008	14	70	S	13,333.80
Poore	Azyia	Maple Hills MHP LLC	119 Maple View Drive	29	Mills River	NC	28745	500.00	400.00	900	2008	SCTB		SBHGA1270702704	14	66	S	19,436.97
Underwood	Lashana	Maple Hills MHP LLC	317 Maple Hill Circle	34	Mills River	NC	28759	405.00	400.00	805	1999	Redman		13845078	16	70	S	15,743.94
Kitchen	Teresa (WCCA)	Maple Hills MHP LLC	142 Maple View Drive	35	Mills River	NC	28750	400.00	400.00	800	1987	Bonn		BNAL14663106	14	70	S	15,549.57
Gardner	Christopher	Maple Hills MHP LLC	154 Maple View Drive	37	Mills River	NC	28759	500.00	400.00	900	1990	Hort		H78390G	16	70	S	13,515.81
Sanchez	Sergio	Maple Hills MHP LLC	193 Maple Hill Homes Dr	40	Mills River	NC	28759	575.00	400.00	975	1986	Conn		CHCCNC681410033ES6044	14	70	S	17,826.53
Dudley	Sydney	Maple Hills MHP LLC	139 Maple Hill Homes Dr	43	Mills River	NC	28753	500.00	400.00	900	1989	West		GAFLK75A07343WE	14	70	S	16,724.75
Benavides	William	Maple Hills MHP LLC	24 Woodmont Heights Ln	47	Mills River	NC	28759	475.00	400.00	875	1981	Masc		MHG17282	14	68	S	12,674.67
Pascoe	Shailyn	Maple Hills MHP LLC	99 Maple Hill Homes Dr	49	Mills River	NC	28759	490.00	400.00	890	1980	Mast		CH181476NC	14	70	S	16,162.78
Barrett	Kristine	Maple Hills MHP LLC	168 Maple Hill Homes Dr	50	Mills River	NC	28746	525.00	400.00	925	1994	Clayton		CLM059391TN	14	70	S	15,952.68
Platt	Kenneth	Maple Hills MHP LLC	93 Maple Hill Homes Dr	51	Mills River	NC	28759	525.00	400.00	925	1982	Rich		HWC056805	14	56	S	13,515.81
Jenkins	Latava	Maple Hills MHP LLC	154 Maple Hill Homes Dr	52	Mills River	NC	28759	500.00	400.00	900	1998	Oakwood		HONC03314655	14	70	S	19,436.97
Frede	Andrew	Maple Hills MHP LLC	71 Maple Hill Homes Dr	53	Mills River	NC	28759	600.00	400.00	1,000	1982	Rich		N50960	14	64	S	22,054.13
Gossett	Amber	Maple Hills MHP LLC	116 Maple Hill Homes Dr	58	Mills River	NC	28747	550.00	400.00	950	1992	Hort		H97514G	14	60	S	17,110.78
Hamlett	Camice	Maple Hills MHP LLC	36 Maplemont Lane	59	Mills River	NC	28759	500.00	400.00	900	1994	Ceda		80141096G	14	65	S	18,654.91
Hass	John	Maple Hills MHP LLC	86 Maple Hill Homes Dr	60	Mills River	NC	28758	500.00	400.00	900	1999	Oakwood		HNC0331771	16	70	S	19,436.97
Mace	Jessie	Maple Hills MHP LLC	50 Maplemont Lane	61	Mills River	NC	28737	595.00	400.00	995	1982	Rich		N51131	14	64	S	13,636.48
Duenes	Andreina	Maple Hills MHP LLC	45 Maplemont Lane	63	Mills River	NC	28741	625.00	400.00	1,025	1980	Wind		ZWI701412045	14	70	S	21,876.35
Wist	Kriston “Tanner”	Maple Hills MHP LLC	46 Maple Hill Homes Dr	66	Mills River	NC	28739	540.00	400.00	940	1987	Kirk		13813499	14	60	S	17,496.82
Sabo	Eugene	Maple Hills MHP LLC	83 Maple View Drive	67	Mills River	NC	28759	490.00	400.00	890	1990	Newm		13820203	14	70	S	16,674.05
Harper III	Harry	Maple Hills MHP LLC	36 Maple Hill Homes Dr	68	Mills River	NC	28743	500.00	400.00	900	1994	Kent		GI10420	14	50	S	17,339.67
Dickerson	David	Maple Hills MHP LLC	67 Maple View Drive	69	Mills River	NC	28759	500.00	400.00	900	2008	SCTB		SBHGA1250702651	14	66	S	15,952.68
Shivers	DeShawnna	Maple Hills MHP LLC	27 Woodmont Heights Ln	70	Mills River	NC	28740	485.00	400.00	885	1993	Dest		35121	12	42	S	18,853.86
Heim	Keifer	Maple Hills MHP LLC	43 Woodmont Heights Ln	72	Mills River	NC	28748	625.00	400.00	1,025	1981	Brig		75147	14	56	S	15,952.68
Powell	David	Maple Hills MHP LLC	57 Woodmont Heights Ln	74	Mills River	NC	28749	450.00	400.00	850	1984	Guer		GDWGA358330726	14	60	S	17,493.27

Sch. 3

Exhibit A

Borrower Identification

Borrower Name	EIN	State of Organization	Organizational ID No.	Chief Executive Office
Gvest Homes I LLC		DE	4082658	136 Main Street, Pineville, North Carolina 28314

Ex. A